MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST        Two World Trade Center

LETTER TO THE SHAREHOLDERS September 30, 2000           New York, New York 10048

DEAR SHAREHOLDER:

During the fiscal year ended September 30, 2000, the U.S. economy continued to exhibit strong growth with moderate inflation, though potentially inflationary pressures loomed throughout much of the period. Attempting to reduce the inflation threat, the Federal Reserve Board raised the federal funds rate a total of 125 basis points, from 5.25 percent to 6.50 percent. As measured by the two-year U.S. Treasury note, short-term interest rates rose, peaking at 6.91 percent in May. The effect of the interest-rate increases was less pronounced for long-term Treasuries, which benefited from a federal government program of buying back outstanding debt. The subsequent reduction in the supply of long-term Treasuries created an inverted yield curve, meaning that short-term Treasury yields were higher than those of longer-term Treasuries.

By May, signs of more-moderate economic growth had begun to appear. Higher interest rates, a stagnated stock market and high energy prices all contributed to expectations of slower economic growth. The fixed-income market rallied on hopes that the Fed's restrictive policy might be nearing its end. On September 30, 2000, the five-year Treasury note was yielding 5.85 percent, down almost 100 basis points from its highest level of 6.81 percent.

PERFORMANCE AND PORTFOLIO STRATEGY

For the 12-month period ended September 30, 2000, Morgan Stanley Dean Witter Government Income Trust produced a total return of 7.38 percent based on a change in net asset value and reinvestment of distributions. Based on a change in the Fund's market price on the New York Stock Exchange (NYSE) and reinvestment of distributions, the Fund's total return for the period was 6.80 percent.

As of September 30, 2000, the Trust had net assets in excess of $366 million, with 57 percent invested in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corp. (FHLMC); 31 percent in U.S. agency obligations; and 12 percent in U.S. Treasury securities. On September 30, 2000, the Trust's average maturity was 6.9 years. Adjustments to the Trust's average maturity will be made as attractive opportunities present themselves.

LOOKING AHEAD

We believe that economic growth will moderate, while inflation will remain at acceptable levels. However, should growth strengthen and inflation rise, the Fed may feel the need to raise interest rates further.

We would again like to remind shareholders that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 1,759,101 shares of the Trust were purchased on the NYSE over the 12-month period ended September 30, 2000.

We appreciate your ongoing support of Morgan Stanley Dean Witter Government Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

PORTFOLIO OF INVESTMENTS September 30, 2000

PRINCIPAL                      DESCRIPTION
AMOUNT IN                          AND                          COUPON
THOUSANDS                     MATURITY DATE                      RATE        VALUE
--------------------------------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES (57.1%)
            Federal Home Loan Mortgage Corp. (3.6%)
$  2,659    01/01/19 - 02/01/19..............................    9.50 %   $  2,754,155
   6,216    08/01/09 - 08/01/20..............................   10.00        6,443,015
   3,770    08/01/14 - 05/01/19..............................   10.50        4,027,716
                                                                          ------------
                                                                            13,224,886
                                                                          ------------

            Federal National Mortgage Assoc. (31.6%)
  19,841    05/01/06 - 02/01/29..............................    6.00       18,999,913
  34,496    05/01/07 - 04/01/29..............................    6.50       33,291,453
  30,032    10/01/13 - 08/01/29..............................    7.00       29,412,797
  17,708    01/01/22 - 08/01/29..............................    7.50       17,663,331
  10,739    12/01/21 - 03/01/30..............................    8.00       10,876,199
   4,155    08/01/17 - 06/01/25..............................    8.50        4,252,495
     494    09/01/13 - 04/01/21..............................    9.00          509,567
   1,021    06/01/18 - 01/01/21..............................    9.50        1,060,240
                                                                          ------------
                                                                           116,065,995
                                                                          ------------

            Government National Mortgage Assoc. (21.9%)
   8,252    3/15/26 - 03/15/29...............................    6.00        7,741,349
  14,368    03/20/26 - 05/20/29..............................    6.50       13,787,375
   4,000    *................................................    6.50        3,852,500
  18,802    02/15/24 - 08/15/29..............................    7.00       18,484,795
  13,766    12/15/22 - 11/20/29..............................    7.50       13,792,645
   7,004    11/15/15 - 03/15/30..............................    8.00        7,126,770
  11,004    05/15/16 - 11/15/24..............................    8.50       11,313,365
   3,554    04/15/17 - 02/15/25..............................    9.00        3,683,873
     352    11/15/19 - 08/15/20..............................    9.50          366,553
                                                                          ------------
                                                                            80,149,225
                                                                          ------------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost $211,131,126)........................................    209,440,106
                                                                          ------------

            U.S. GOVERNMENT & AGENCY OBLIGATIONS (42.7%)
   1,500    Federal Farm Credit Bank
            06/17/05.........................................    5.80        1,448,925
   3,085    Federal Farm Credit Bank
            01/10/05.........................................    5.90        2,999,638
   2,000    Federal Farm Credit Corp.
            09/23/04.........................................    6.30        1,978,140
   1,000    Federal Farm Credit Corp.
            09/24/07.........................................    6.52          980,370
  14,000    Federal Home Loan Banks
            02/25/04 - 07/02/12..............................    0.00        9,980,080

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

PRINCIPAL                      DESCRIPTION
AMOUNT IN                          AND                          COUPON
THOUSANDS                     MATURITY DATE                      RATE        VALUE
--------------------------------------------------------------------------------------
$  2,000    Federal Home Loan Banks
            04/23/03.........................................    5.785%   $  1,962,040
   1,000    Federal Home Loan Banks
            11/25/08.........................................    5.88          926,510
   1,000    Federal Home Loan Banks
            07/28/08.........................................    5.945         942,980
   2,000    Federal Home Loan Banks
            02/05/08.........................................    5.96        1,893,060
   2,000    Federal Home Loan Banks
            03/17/08.........................................    6.02        1,898,800
   3,500    Federal Home Loan Banks
            10/10/07.........................................    6.20        3,369,380
   2,000    Federal Home Loan Banks
            08/15/07.........................................    6.295       1,936,740
   2,000    Federal Home Loan Mortgage Corp.
            04/15/08.........................................    5.75        1,880,640
   2,500    Federal National Mortgage Assoc.
            02/01/04 - 08/01/04..............................    0.00        1,979,777
   2,000    Federal National Mortgage Assoc.
            01/26/09.........................................    5.80        1,833,160
   1,000    Federal National Mortgage Assoc.
            07/30/07.........................................    6.75          971,480
 101,000    Resolution Funding Corp.
            10/15/01 - 10/15/07..............................    0.00       72,642,320
   2,000    U.S. Department of Housing and Urban Development
            Series 1999A
            08/01/11.........................................    6.16        1,838,520
   7,500    U.S. Treasury Note
            02/28/03 - 05/31/03**............................    5.50        7,417,425
   4,500    U.S. Treasury Note
            12/31/02 - 02/15/06**............................    5.625       4,452,225
   1,000    U.S. Treasury Note
            11/15/05.........................................    5.875         999,780
   7,000    U.S. Treasury Note
            08/15/09.........................................    6.00        7,037,450
   6,000    U.S. Treasury Note
            08/15/07**.......................................    6.125       6,064,500
   8,500    U.S. Treasury Note
            02/15/07.........................................    6.25        8,643,990
   5,000    U.S. Treasury Note
            08/15/05 - 02/15/10..............................    6.50        5,177,400
   1,000    U.S. Treasury Note
            05/15/07.........................................    6.625       1,037,530

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

PRINCIPAL                      DESCRIPTION
AMOUNT IN                          AND                          COUPON
THOUSANDS                     MATURITY DATE                      RATE        VALUE
--------------------------------------------------------------------------------------
$  5,000    U.S. Treasury Strip
            02/15/03.........................................    0.00 %   $  4,352,000
                                                                          ------------

            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Cost $156,844,502)........................................    156,644,860
                                                                          ------------

            SHORT-TERM INVESTMENT (0.7%)
            REPURCHASE AGREEMENT
   2,657    The Bank of New York due 10/02/00 (dated
            09/29/00; proceeds $2,658,131) (a)(Cost
            $2,656,747)......................................    6.25        2,656,747
                                                                          ------------

            TOTAL INVESTMENTS
            (Cost $370,632,375) (b)............................. 100.5%    368,741,713

            LIABILITIES IN EXCESS OF OTHER ASSETS...............  (0.5)     (1,959,122)
                                                                ------    ------------

            NET ASSETS.......................................... 100.0%   $366,782,591
                                                                ======    ============

---------------------
  * Securities purchased on a forward commitment with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
 ** Some of these securities are segregated in connection with securities purchased on a forward commitment basis.
(a) Collateralized by $2,646,750 Federal Home Loan Mortgage Corp. 6.875% due 01/15/05 valued at $2,709,884.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $3,695,207 and the aggregate gross unrealized depreciation is $5,585,869, resulting in net unrealized depreciation of $1,890,662.

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
ASSETS:
Investments in securities, at value
 (cost $370,632,375)........................................  $368,741,713
Receivable for:
    Interest................................................    2,180,968
    Principal paydowns......................................      137,077
Prepaid expenses and other assets...........................       15,250
                                                              -----------

    TOTAL ASSETS............................................  371,075,008
                                                              -----------

LIABILITIES:
Payable for:
    Investments purchased...................................    3,845,264
    Investment management fee...............................      216,973
    Shares of beneficial interest repurchased...............       80,922
Accrued expenses............................................      149,258
                                                              -----------

    TOTAL LIABILITIES.......................................    4,292,417
                                                              -----------

    NET ASSETS..............................................  $366,782,591
                                                              ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $387,840,216
Net unrealized depreciation.................................   (1,890,662)
Accumulated undistributed net investment income.............      894,626
Accumulated net realized loss...............................  (20,061,589)
                                                              -----------

    NET ASSETS..............................................  $366,782,591
                                                              ===========

NET ASSET VALUE PER SHARE,
 39,961,099 shares outstanding
 (unlimited shares authorized of $.01 par value)............         $9.18
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF OPERATIONS
For the year ended September 30, 2000
NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $25,518,277
                                                              -----------

EXPENSES
Investment management fee...................................    2,212,941
Transfer agent fees and expenses............................      132,196
Custodian fees..............................................       82,862
Professional fees...........................................       58,289
Shareholder reports and notices.............................       58,114
Registration fees...........................................       34,650
Trustees' fees and expenses.................................       16,935
Other.......................................................        2,350
                                                              -----------

    TOTAL EXPENSES..........................................    2,598,337
                                                              -----------

    NET INVESTMENT INCOME...................................   22,919,940
                                                              -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................      (75,530)
Net change in unrealized depreciation.......................     (529,976)
                                                              -----------

    NET LOSS................................................     (605,506)
                                                              -----------

NET INCREASE................................................  $22,314,434
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                    FOR THE YEAR         FOR THE YEAR
                                                       ENDED                ENDED
                                                   SEPTEMBER 30, 2000   SEPTEMBER 30, 1999
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income............................     $22,919,940          $23,885,889
Net realized loss................................         (75,530)             (32,344)
Net change in unrealized depreciation............        (529,976)         (26,647,143)
                                                      -----------          -----------

    NET INCREASE (DECREASE)......................      22,314,434           (2,793,598)

Dividends from net investment income.............     (22,043,328)         (23,798,485)
Decrease from transactions in shares of
 beneficial interest.............................     (14,365,735)         (15,560,813)
                                                      -----------          -----------

    NET DECREASE.................................     (14,094,629)         (42,152,896)

NET ASSETS:
Beginning of period..............................     380,877,220          423,030,116
                                                      -----------          -----------

    END OF PERIOD
    (Including undistributed net investment
    income of $894,626 and $36,917,
    respectively)................................     $366,782,591         $380,877,220
                                                      ===========          ===========

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS September 30, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Government Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains tax purposes are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.60% to the Trust's weekly net assets.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 2000 aggregated $26,576,183 and $37,527,617, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At September 30, 2000, the Trust had transfer agent fees and expenses payable of approximately $750.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,841. At September 30, 2000,

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST the Trust had an accrued pension liability of $52,858 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1998.................................  43,518,600   $435,186    $417,512,961
Treasury shares purchased and retired (weighted average
 discount 7.78%)*...........................................  (1,798,400)   (17,984)    (15,542,829)
Reclassification due to permanent book/tax differences......          --         --        (181,684)
                                                              ----------   --------    ------------
Balance, September 30, 1999.................................  41,720,200    417,202     401,788,448
Treasury shares purchased and retired (weighted average
 discount 9.133%)*..........................................  (1,759,101)   (17,591)    (14,347,843)+
                                                              ----------   --------    ------------
Balance, September 30, 2000.................................  39,961,099   $399,611    $387,440,605
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.
+ Includes reclassification due to permanent book/tax differences.

5. DIVIDENDS

On September 26, 2000, the Trust declared the following dividends from net investment income:

 AMOUNT          RECORD             PAYABLE
PER SHARE         DATE                DATE
---------   -----------------  ------------------
 $0.045      October 6, 2000    October 20, 2000
 $0.045     November 3, 2000   November 17, 2000
 $0.045     December 8, 2000   December 22, 2000

6. FEDERAL INCOME TAX STATUS

At September 30, 2000, the Trust had a net capital loss carryover of approximately $19,987,000 to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

                   AMOUNT IN THOUSANDS
---------------------------------------------------------
        2002              2003       2004     2006   2008
---------------------   --------   --------   ----   ----
       $8,299            $9,638     $2,019     $5    $26
       ======            ======     ======     ==    ===

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $74,000 during fiscal 2000.

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                        FOR THE YEAR ENDED SEPTEMBER 30*
                                                              ----------------------------------------------------
                                                                2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................  $   9.13   $   9.72   $   9.32   $   9.08   $   9.17
                                                              --------   --------   --------   --------   --------

Income (loss) from investment operations:
 Net investment income......................................      0.54       0.56       0.59       0.61       0.60
 Net realized and unrealized gain (loss)....................      0.01      (0.62)      0.37       0.19      (0.14)
                                                              --------   --------   --------   --------   --------

Total income (loss) from investment operations..............      0.55      (0.06)      0.96       0.80       0.46
                                                              --------   --------   --------   --------   --------

Less dividends from net investment income...................     (0.54)     (0.56)     (0.60)     (0.60)     (0.60)
                                                              --------   --------   --------   --------   --------

Anti-dilutive effect of acquiring treasury shares...........      0.04       0.03       0.04       0.04       0.05
                                                              --------   --------   --------   --------   --------

Net asset value, end of period..............................  $   9.18   $   9.13   $   9.72   $   9.32   $   9.08
                                                              ========   ========   ========   ========   ========

Market value, end of period.................................  $   8.25   $   8.25   $   9.00   $  8.438   $   8.25
                                                              ========   ========   ========   ========   ========

TOTAL RETURN+...............................................      6.80%     (2.24)%    14.26%      9.86%      7.31%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.70%      0.71%      0.70%      0.73%      0.73%

Net investment income.......................................      6.21%      5.98%      6.27%      6.60%      6.56%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $366,783   $380,877   $423,030   $429,764   $439,896

Portfolio turnover rate.....................................         7%        19%        16%        19%        21%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                          SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Government Income Trust (the "Trust"), including the portfolio of investments, as of September 30, 2000, and the related statements of operations and of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 1999 and the financial highlights for each of the respective stated periods ended September 30, 1999 were audited by other independent accountants whose report, dated November 8, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Government Income Trust as of September 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 8, 2000

                      2000 FEDERAL TAX NOTICE (unaudited)

         Of the Trust's ordinary income dividends paid during the fiscal year ended September 30, 2000, 34.91% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Trust.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Trust for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Trust, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

MORGAN STANLEY DEAN WITTER
GOVERNMENT INCOME TRUST

Annual Report
September 30, 2000


Trustees
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

Officers
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

Transfer Agent
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

Independent Accountants
Deloitte &Touche LLP
Two World Financial Center
New York, New York 10281

Investment Manager
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048